Exhibit 4.3
THIS CERTIFIES THAT is the owner of CUSIP DATED
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF MedAssets, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the duly authorized officers of the Company.
COMMON STOCK
PAR VALUE $.01
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ
SEE REVERSE FOR CERTAIN DEFINITIONS
Certificate Number Shares MEDASSETS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Executive Vice President Assistant Secretary By AUTHORIZED SIGNATURE
THIS CERTIFIES THAT is the owner of CUSIP DATED
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF MedAssets, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the duly authorized officers of the Company. COMMON STOCK
PAR VALUE $.01 COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA AND JERSEY CITY, NJ SEE REVERSE FOR CERTAIN DEFINITIONS
Certificate
Number
Shares MEDASSETS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Executive Vice President Assistant Secretary By AUTHORIZED SIGNATURE

MEDASSETS, INC.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor)
TEN ENT -as tenants by the entireties under Uniform Gifts to Minors Act (State)
JT TEN -as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age ) and not as tenants in common (Cust) (Minor)
under Uniform Transfers to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK, OR SERIES THEREOF, OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ___hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ___Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Signature(s) Guaranteed: Medallion Guarantee Stamp
Dated: ___20___
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature: ___
Signature: ___
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.